EXHIBIT 10.2

ADDENDUM TO SUBSCRIPTION ESCROW AGREEMENT

This addendum to the Subscription Escrow Agreement between Petroleum Development Corporation as Managing General Partner of PDC 2004-B Limited Partnership, the "Issuer" and PDC Securities Incorporated, the "Depositor" and Branch Banking and Trust Company, the "Escrow Agent" does hereby amend the following sections of the Subscription Escrow Agreement dated as January 7, 2004:

Section 3 - Investment of Escrow Fund be amended to read as follows:

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

Schedule 1: Schedule 1 to the Escrow Agreement is amended to the extent shown below. All other provisions of Schedule 1 remain as originally executed.

Investment:

BB&T Corporate Trust Money Market Account, CUSIP #SA0000271

Acceptance Fee: $1,000

Deposit Fee: $4.00 per subscriber

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Subscription Escrow Agreement as of April 19, 2004.

BRANCH BANKING AND TRUST COMPANY

as Escrow Agent

By: /s/ Timothy W. Krisher

Timothy W. Krisher, V.P.

ISSUER:

Petroleum Development Corporation as

Managing General Partner of PDC 2004-B

Limited Partnership

By: /s/ Steven R. Williams

Steven R. Williams, President

DEPOSITOR:

PDC SECURITIES INCORPORATED

By: /s/ Darwin L. Stump

Darwin L. Stump, President

ADDENDUM TO SUBSCRIPTION ESCROW AGREEMENT

This addendum to the Subscription Escrow Agreement between Petroleum Development Corporation as Managing General Partner of PDC 2004-C Limited Partnership, the "Issuer" and PDC Securities Incorporated, the "Depositor" and Branch Banking and Trust Company, the "Escrow Agent" does hereby amend the following sections of the Subscription Escrow Agreement dated as January 7, 2004:

Section 3 - Investment of Escrow Fund be amended to read as follows:

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

Schedule 1: Schedule 1 to the Escrow Agreement is amended to the extent shown below. All other provisions of Schedule 1 remain as originally executed.

Investment:

BB&T Corporate Trust Money Market Account, CUSIP #SA0000271

Acceptance Fee: $1,000

Deposit Fee: $4.00 per subscriber

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Subscription Escrow Agreement as of April 19, 2004.

BRANCH BANKING AND TRUST COMPANY

as Escrow Agent

By: /s/ Timothy W. Krisher

Timothy W. Krisher, V.P.

ISSUER:

Petroleum Development Corporation as

Managing General Partner of PDC 2004-C

Limited Partnership

By: /s/ Steven R. Williams

Steven R. Williams, President

DEPOSITOR:

PDC SECURITIES INCORPORATED

By: /s/ Darwin L. Stump

Darwin L. Stump, President

ADDENDUM TO SUBSCRIPTION ESCROW AGREEMENT

This addendum to the Subscription Escrow Agreement between Petroleum Development Corporation as Managing General Partner of PDC 2004-D Limited Partnership, the "Issuer" and PDC Securities Incorporated, the "Depositor" and Branch Banking and Trust Company, the "Escrow Agent" does hereby amend the following sections of the Subscription Escrow Agreement dated as January 7, 2004:

Section 3 - Investment of Escrow Fund be amended to read as follows:

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

Schedule 1: Schedule 1 to the Escrow Agreement is amended to the extent shown below. All other provisions of Schedule 1 remain as originally executed.

Investment:

BB&T Corporate Trust Money Market Account, CUSIP #SA0000271

Acceptance Fee: $1,000

Deposit Fee: $4.00 per subscriber

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Subscription Escrow Agreement as of April 19, 2004.

BRANCH BANKING AND TRUST COMPANY

as Escrow Agent

By: /s/ Timothy W. Krisher

Timothy W. Krisher, V.P.

ISSUER:

Petroleum Development Corporation as

Managing General Partner of PDC 2004-D

Limited Partnership

By: /s/ Steven R. Williams

Steven R. Williams, President

DEPOSITOR:

PDC SECURITIES INCORPORATED

By: /s/ Darwin L. Stump

Darwin L. Stump, President

ADDENDUM TO SUBSCRIPTION ESCROW AGREEMENT

This addendum to the Subscription Escrow Agreement between Petroleum Development Corporation as Managing General Partner of PDC 2005-A Limited Partnership, the "Issuer" and PDC Securities Incorporated, the "Depositor" and Branch Banking and Trust Company, the "Escrow Agent" does hereby amend the following sections of the Subscription Escrow Agreement dated as January 7, 2004:

Section 3 - Investment of Escrow Fund be amended to read as follows:

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

Schedule 1: Schedule 1 to the Escrow Agreement is amended to the extent shown below. All other provisions of Schedule 1 remain as originally executed.

Investment:

BB&T Corporate Trust Money Market Account, CUSIP #SA0000271

Acceptance Fee: $1,000

Deposit Fee: $4.00 per subscriber

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Subscription Escrow Agreement as of April 19, 2004.

BRANCH BANKING AND TRUST COMPANY

as Escrow Agent

By: /s/ Timothy W. Krisher

Timothy W. Krisher, V.P.

ISSUER:

Petroleum Development Corporation as

Managing General Partner of PDC 2005-A

Limited Partnership

By: /s/ Steven R. Williams

Steven R. Williams, President

DEPOSITOR:

PDC SECURITIES INCORPORATED

By: /s/ Darwin L. Stump

Darwin L. Stump, President

ADDENDUM TO SUBSCRIPTION ESCROW AGREEMENT

This addendum to the Subscription Escrow Agreement between Petroleum Development Corporation as Managing General Partner of PDC 2005-B Limited Partnership, the "Issuer" and PDC Securities Incorporated, the "Depositor" and Branch Banking and Trust Company, the "Escrow Agent" does hereby amend the following sections of the Subscription Escrow Agreement dated as January 7, 2004:

Section 3 - Investment of Escrow Fund be amended to read as follows:

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

Schedule 1: Schedule 1 to the Escrow Agreement is amended to the extent shown below. All other provisions of Schedule 1 remain as originally executed.

Investment:

BB&T Corporate Trust Money Market Account, CUSIP #SA0000271

Acceptance Fee: $1,000

Deposit Fee: $4.00 per subscriber

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Subscription Escrow Agreement as of April 19, 2004.

BRANCH BANKING AND TRUST COMPANY

as Escrow Agent

By: /s/ Timothy W. Krisher

Timothy W. Krisher, V.P.

ISSUER:

Petroleum Development Corporation as

Managing General Partner of PDC 2005-B

Limited Partnership

By: /s/ Steven R. Williams

Steven R. Williams, President

DEPOSITOR:

PDC SECURITIES INCORPORATED

By: /s/ Darwin L. Stump

Darwin L. Stump, President

ADDENDUM TO SUBSCRIPTION ESCROW AGREEMENT

This addendum to the Subscription Escrow Agreement between Petroleum Development Corporation as Managing General Partner of PDC 2005-C Limited Partnership, the "Issuer" and PDC Securities Incorporated, the "Depositor" and Branch Banking and Trust Company, the "Escrow Agent" does hereby amend the following sections of the Subscription Escrow Agreement dated as January 7, 2004:

Section 3 - Investment of Escrow Fund be amended to read as follows:

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

Schedule 1: Schedule 1 to the Escrow Agreement is amended to the extent shown below. All other provisions of Schedule 1 remain as originally executed.

Investment:

BB&T Corporate Trust Money Market Account, CUSIP #SA0000271

Acceptance Fee: $1,000

Deposit Fee: $4.00 per subscriber

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Subscription Escrow Agreement as of April 19, 2004.

BRANCH BANKING AND TRUST COMPANY

as Escrow Agent

By: /s/ Timothy W. Krisher

Timothy W. Krisher, V.P.

ISSUER:

Petroleum Development Corporation as

Managing General Partner of PDC 2005-C

Limited Partnership

By: /s/ Steven R. Williams

Steven R. Williams, President

DEPOSITOR:

PDC SECURITIES INCORPORATED

By: /s/ Darwin L. Stump

Darwin L. Stump, President

ADDENDUM TO SUBSCRIPTION ESCROW AGREEMENT

This addendum to the Subscription Escrow Agreement between Petroleum Development Corporation as Managing General Partner of PDC 2005-D Limited Partnership, the "Issuer" and PDC Securities Incorporated, the "Depositor" and Branch Banking and Trust Company, the "Escrow Agent" does hereby amend the following sections of the Subscription Escrow Agreement dated as January 7, 2004:

Section 3 - Investment of Escrow Fund be amended to read as follows:

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

Schedule 1: Schedule 1 to the Escrow Agreement is amended to the extent shown below. All other provisions of Schedule 1 remain as originally executed.

Investment:

BB&T Corporate Trust Money Market Account, CUSIP #SA0000271

Acceptance Fee: $1,000

Deposit Fee: $4.00 per subscriber

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Subscription Escrow Agreement as of April 19, 2004.

BRANCH BANKING AND TRUST COMPANY

as Escrow Agent

By: /s/ Timothy W. Krisher

Timothy W. Krisher, V.P.

ISSUER:

Petroleum Development Corporation as

Managing General Partner of PDC 2005-D

Limited Partnership

By: /s/ Steven R. Williams

Steven R. Williams, President

DEPOSITOR:

PDC SECURITIES INCORPORATED

By: /s/ Darwin L. Stump

Darwin L. Stump, President

ADDENDUM TO SUBSCRIPTION ESCROW AGREEMENT

This addendum to the Subscription Escrow Agreement between Petroleum Development Corporation as Managing General Partner of PDC 2006-A Limited Partnership, the "Issuer" and PDC Securities Incorporated, the "Depositor" and Branch Banking and Trust Company, the "Escrow Agent" does hereby amend the following sections of the Subscription Escrow Agreement dated as January 7, 2004:

Section 3 - Investment of Escrow Fund be amended to read as follows:

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

Schedule 1: Schedule 1 to the Escrow Agreement is amended to the extent shown below. All other provisions of Schedule 1 remain as originally executed.

Investment:

BB&T Corporate Trust Money Market Account, CUSIP #SA0000271

Acceptance Fee: $1,000

Deposit Fee: $4.00 per subscriber

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Subscription Escrow Agreement as of April 19, 2004.

BRANCH BANKING AND TRUST COMPANY

as Escrow Agent

By: /s/ Timothy W. Krisher

Timothy W. Krisher, V.P.

ISSUER:

Petroleum Development Corporation as

Managing General Partner of PDC 2006-A

Limited Partnership

By: /s/ Steven R. Williams

Steven R. Williams, President

DEPOSITOR:

PDC SECURITIES INCORPORATED

By: /s/ Darwin L. Stump

Darwin L. Stump, President

ADDENDUM TO SUBSCRIPTION ESCROW AGREEMENT

This addendum to the Subscription Escrow Agreement between Petroleum Development Corporation as Managing General Partner of PDC 2006-B Limited Partnership, the "Issuer" and PDC Securities Incorporated, the "Depositor" and Branch Banking and Trust Company, the "Escrow Agent" does hereby amend the following sections of the Subscription Escrow Agreement dated as January 7, 2004:

Section 3 - Investment of Escrow Fund be amended to read as follows:

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

Schedule 1: Schedule 1 to the Escrow Agreement is amended to the extent shown below. All other provisions of Schedule 1 remain as originally executed.

Investment:

BB&T Corporate Trust Money Market Account, CUSIP #SA0000271

Acceptance Fee: $1,000

Deposit Fee: $4.00 per subscriber

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Subscription Escrow Agreement as of April 19, 2004.

BRANCH BANKING AND TRUST COMPANY

as Escrow Agent

By: /s/ Timothy W. Krisher

Timothy W. Krisher, V.P.

ISSUER:

Petroleum Development Corporation as

Managing General Partner of PDC 2006-B

Limited Partnership

By: /s/ Steven R. Williams

Steven R. Williams, President

DEPOSITOR:

PDC SECURITIES INCORPORATED

By: /s/ Darwin L. Stump

Darwin L. Stump, President

ADDENDUM TO SUBSCRIPTION ESCROW AGREEMENT

This addendum to the Subscription Escrow Agreement between Petroleum Development Corporation as Managing General Partner of PDC 2006-C Limited Partnership, the "Issuer" and PDC Securities Incorporated, the "Depositor" and Branch Banking and Trust Company, the "Escrow Agent" does hereby amend the following sections of the Subscription Escrow Agreement dated as January 7, 2004:

Section 3 - Investment of Escrow Fund be amended to read as follows:

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

Schedule 1: Schedule 1 to the Escrow Agreement is amended to the extent shown below. All other provisions of Schedule 1 remain as originally executed.

Investment:

BB&T Corporate Trust Money Market Account, CUSIP #SA0000271

Acceptance Fee: $1,000

Deposit Fee: $4.00 per subscriber

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Subscription Escrow Agreement as of April 19, 2004.

BRANCH BANKING AND TRUST COMPANY

as Escrow Agent

By: /s/ Timothy W. Krisher

Timothy W. Krisher, V.P.

ISSUER:

Petroleum Development Corporation as

Managing General Partner of PDC 2006-C

Limited Partnership

By: /s/ Steven R. Williams

Steven R. Williams, President

DEPOSITOR:

PDC SECURITIES INCORPORATED

By: /s/ Darwin L. Stump

Darwin L. Stump, President

ADDENDUM TO SUBSCRIPTION ESCROW AGREEMENT

This addendum to the Subscription Escrow Agreement between Petroleum Development Corporation as Managing General Partner of PDC 2006-D Limited Partnership, the "Issuer" and PDC Securities Incorporated, the "Depositor" and Branch Banking and Trust Company, the "Escrow Agent" does hereby amend the following sections of the Subscription Escrow Agreement dated as January 7, 2004:

Section 3 - Investment of Escrow Fund be amended to read as follows:

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

Schedule 1: Schedule 1 to the Escrow Agreement is amended to the extent shown below. All other provisions of Schedule 1 remain as originally executed.

Investment:

BB&T Corporate Trust Money Market Account, CUSIP #SA0000271

Acceptance Fee: $1,000

Deposit Fee: $4.00 per subscriber

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Subscription Escrow Agreement as of April 19, 2004.

BRANCH BANKING AND TRUST COMPANY

as Escrow Agent

By: /s/ Timothy W. Krisher

Timothy W. Krisher, V.P.

ISSUER:

Petroleum Development Corporation as

Managing General Partner of PDC 2006-D

Limited Partnership

By: /s/ Steven R. Williams

Steven R. Williams, President

DEPOSITOR:

PDC SECURITIES INCORPORATED

By: /s/ Darwin L. Stump

Darwin L. Stump, President